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                                                                    EXHIBIT 23.1

   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated December 22, 2003, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-117263) and related Prospectus of VICORP Restaurants, Inc. dated August 16, 2004.



                                                   /s/ Ernst & Young LLP

Denver, Colorado
August 12, 2004